FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

ANNUAL REPORT
2018
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

2018 at a Glance

The Fund
•
a closed-end equity investment company

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

•
annual distribution of at least 6%

Stock Data (12/31/18)
NYSE Symbol	ADX
Market Price	$12.62
52-Week Range	$11.84 – $16.80
Discount	15.2%
Shares Outstanding	106,205,633

Summary Financial Information
Year Ended December 31,	2018	2017
Net asset value per share (NASDAQ: XADEX)	$14.89	$17.55
Total net assets	1,580,889,241	1,785,771,890
Unrealized appreciation on investments	388,984,573	653,417,810
Net investment income	20,641,002	21,735,664
Net realized gain (loss)	182,122,332	113,630,703
Total return (based on market price)	-3.6%	29.4%
Total return (based on net asset value)	-2.6%	26.2%
Ratio of expenses to average net assets	0.56%	0.56%
Annual distribution rate	12.9%	9.8%
2018 Dividends and Distributions
Paid	Amount (per share)	Type
March 1, 2018	$0.01	Long-term capital gain
March 1, 2018	0.04	Investment income
June 1, 2018	0.05	Investment income
August 31, 2018	0.05	Investment income
December 26, 2018	1.78	Long-term capital gain
December 26, 2018	0.07	Investment income
	$2.00

2019 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 16, 2019
Time: 10:00 a.m.

Letter from Chief Executive Officer and President
Mark E. Stoeckle

Dear Fellow Shareholders,
The swings in the stock market in 2018 were in sharp contrast to the extremely low volatility experienced in 2017. This year provided a dose of reality and reminded us that markets sometimes can, and do, go down. The S&P 500 rose 11.2% through late September, then declined 19.4% from that peak. After the worst December since 1946, the S&P 500 ended the year -4.4%. This ended a run of nine consecutive years of positive returns, marking the index’s first negative return since the financial crisis in 2008.
Our returns over the past 12 months outperformed the S&P 500 and our peer group. In fact, we were one of only 11 funds in our peer group, the Lipper Large-Cap Core Funds Average, that outperformed the S&P 500 over a one, three, and five-year basis. For 2018, our total return on net asset value was -2.6% and our total return on market price was -3.6%. In spite of a volatile market, we were pleased to distribute 12.9% to our shareholders in 2018, exceeding our 6.0% commitment.
Investors will remember 2018 as having one of the strongest economies in a decade, driven in part by fiscal stimulus in the form of tax cuts and increased federal spending. Unemployment also reached its lowest rate in nearly 50 years at 3.7% and wage growth rose the most in 10 years. All of this led to GDP expanding at its
“We were one of only 11 funds in our peer group that
outperformed the S&P 500 over a one, three, and five-year basis.”
fastest pace since 2014. However, in the fourth quarter, worries about interest rates rising too quickly and an escalating trade war weighed on the market. Investors entered the new year with renewed concerns about slowing economic growth.
2018 Market Recap
2018 turned out to be a bumpy ride as we saw a return of the volatility that was missing for almost all of 2017. In fact, there were 110 trading days in 2018 with a move of 1% or more in the S&P 500. In contrast, 2017 experienced only 10 trading days in which the index experienced a similar move.
The year got off to a strong start with the S&P 500 increasing 5.7% in January, driven by optimism that the $1.5 trillion tax cut and increased government spending would have a positive impact on the economy. However, the sentiment quickly faded over concerns about the unintended consequences of the fiscal stimulus, such as rising interest rates. Escalating trade tensions, when the U.S. announced steep tariffs on steel and aluminum, introduced a new threat to economic growth, and from there the stock market’s roller coaster ride began. January would end up being the strongest month of a volatile year.
In February, the S&P 500 experienced its first correction (a decline of more than 10%) in two years. A new Fed Chair brought additional uncertainty to the market. Despite the change in leadership, the Fed remained committed to increasing rates at a measured pace and went on to raise rates four times in 2018.
We began to see the impact of the fiscal stimulus in the second quarter as GDP grew 4.2%, up from 2.2% in the first quarter. Many companies used the tax savings to return capital to shareholders by raising dividends and increasing share repurchase programs.
The market shrugged off concerns of rising inflation and escalating trade tensions in the third quarter and continued to move higher, fueled by strong earnings growth. The U.S. made some progress on the trade front by announcing a new trade agreement with Mexico and Canada, but continued to struggle to find common ground with China, its largest trading partner. Through the end of the third quarter, the S&P 500 was up 10.6%.

Letter To Shareholders (continued)

The exuberance that drove the market in the first nine months of the year faded in the fourth quarter over mounting trade tensions, signs of slowing global growth, and rising interest rates. The sell-off began with Technology stocks, but spread to almost every sector by year-end. The only positive sector in the quarter was Utilities, which increased 1.4%, as investors rotated into defensive sectors.
Portfolio Performance
Given the turbulent market in 2018, we were pleased to outperform the S&P 500 Index and our peer group, the Lipper Large-Cap Core Funds Average, by 1.8% and 3.0%, respectively. The Consumer Discretionary and Technology sectors were the primary contributors to our outperformance. Energy was extremely volatile and detracted from our returns for the year.
Consumer Discretionary was our strongest sector, increasing 11.0%, led by our investments in retail companies. Our performance benefited from the addition of Advanced Auto Parts and Tractor Supply Company, as well as our holdings in Amazon and Dollar General.
We added Advanced Auto Parts, a diversified auto parts retailer, to our portfolio in February. We were attracted to the strong underlying trends in the do-it-yourself market and the company’s margin expansion opportunities. Since adding the stock to our Fund, it has returned 43.5%. We also added Tractor Supply in the second quarter. The company has a differentiated concept focused on servicing farm, ranch, and rural customers and has significant room for growth. Amazon and Dollar General, which were held in the portfolio for all of 2018, increased 28.4% and 17.6%, respectively.
After being the largest contributor to our Fund's strong performance in 2017, Technology was again a standout performer. Our holdings increased 8.3% driven by our investments in software and services companies. The continued growth in cloud computing led to strong top- and bottom-line results for Microsoft, Adobe Systems, and salesforce.com, which were the top contributors to the sector. Ongoing concerns surrounding data privacy and increased regulation weighed on shares of Facebook, which declined 25.7% for the year.
While the Utilities sector makes up just over 3.0% of our overall portfolio, it was a key contributor to our performance for the year due primarily to good stock selection. Our holdings increased 10.9% for the year compared to a 4.1% return for the utility stocks in the S&P 500. In the first quarter we added Exelon, which is the largest regulated electric and natural gas utility. We saw an opportunity for the company to realize synergies from its acquisition of Pepco Holdings. Since adding the stock to our Fund, it has returned 20.0%.
Energy was the worst performing sector in the S&P 500. Oil prices climbed to over $76 a barrel in October, the highest level in four years, only to fall 40.8% in one of its steepest collapses ever on concerns of oversupply and slowing global demand. For the year, stocks in the Energy sector reflected that oil prices were down 25.0%.
Outlook for 2019
The economy remains strong as evidenced by low unemployment, rising wages, and strong consumer confidence. However, we expect the pace of domestic growth to slow in 2019 as the effects of rising interest rates and tariffs flow through the economy. The tailwinds provided by the corporate tax cuts and fiscal stimulus in 2018 will begin to fade in 2019. Overall, we expect earnings growth rates to be positive, but to slow meaningfully from last year's high levels.
The ongoing trade disputes with China and the pace at which the Fed is unwinding its “easy money” policies will likely create further volatility in the market. We are most concerned about China and the impact a slowdown in their economy could have on global growth. Although the Fed currently foresees two rate hikes in 2019, it has indicated a willingness to be responsive to changing economic conditions.
Heath Care was the best sector in the S&P 500 in 2018 and we believe that it will continue to generate strong returns in 2019. We see the managed care group as well positioned within the sector and likely to benefit from

Letter To Shareholders (continued)

multiple tailwinds, including favorable cost trends and an improving regulatory environment. We added Cigna, a high-quality managed care company, to our Fund in the fourth quarter. Their acquisition of Express Scripts, a pharmacy benefit manager, further differentiates the company's business model from its peers and should enable it to generate superior results over the long term. We also added Centene to our portfolio. It is a leader in the fast-growing, and under-penetrated, managed Medicaid market.
We also see opportunities in the Consumer Discretionary sector in 2019. Consumer spending should benefit from a record-high tax refund season in 2019. Although the lower tax rate went into effect in 2018, many U.S. workers did not adjust their withholdings. According to some estimates, income tax refunds could be up by as much as 26.4%, or $62 billion, compared to 2018. This should flow through to consumer spending. In the fourth quarter we added Nike, a global designer and marketer of athletic footwear and apparel, to our portfolio. Nike is the worldwide leader in the growing activewear category and should benefit from its focus on product innovation and margin expansion as sales shift from wholesale to direct channels.
Looking back over the past five years, we are proud of what we have accomplished. We have incorporated new discipline and structure to our investment process. Our systematic approach to identifying stocks to invest in also involves careful attention to risk profiles at the individual company level, and extends to our entire portfolio. Our efforts have been successful in generating very attractive returns for our shareholders, enabling us to outperform the S&P 500 and our peer group.
We begin 2019 with a government shutdown, global trade uncertainty, and concerns over global economic growth. The only thing anyone knows for sure is that it will be a bumpy ride in 2019. We believe it is important to remember that even in volatile markets, there are stocks that will outperform. Active management becomes increasingly important in this environment. Our job as active managers is to identify these opportunities.
We thank you for investing with Adams Funds. We remain focused on delivering consistent investment returns for shareholders by identifying quality companies that are executing at high levels and trading at attractive valuations.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
January 18, 2019

Investment Growth

(unaudited)
This chart shows the value of hypothetical $10,000 investments in the Fund at net asset value and market price over the past 15 years. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Returns do not reflect taxes paid by shareholders on distributions or the sale of shares.
Average Annual Total Returns at 12/31/18
	Years
	1	3	5	10	15
ADX NAV	-2.6%	10.3%	9.3%	12.6%	7.8%
ADX Market Price	-3.6%	10.0%	8.8%	12.8%	7.7%
Lipper Large-Cap Core Funds Average*	-5.6%	7.9%	6.9%	12.0%	7.1%
*
Source: Thomson Reuters

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2018
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$80,230,143	5.1%
Amazon.com, Inc.	64,284,316	4.1
Alphabet Inc. Class A & Class C	53,794,120	3.4
Apple Inc.	46,107,402	2.9
Visa Inc. Class A	39,766,716	2.5
Berkshire Hathaway Inc. Class B	39,549,666	2.5
UnitedHealth Group Incorporated	36,246,960	2.3
Merck & Co., Inc.	33,719,733	2.1
JPMorgan Chase & Co.	33,171,276	2.1
Bank of America Corp.	32,660,320	2.1
	$459,530,652	29.1%

Sector Weightings

25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

December 31, 2018
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,140,592,491)	$1,531,268,800
Non-controlled affiliate (cost $33,970,033)	31,861,297
Other investment in controlled affiliate (cost $150,000)	567,000
Short-term investments (cost $26,617,977)	26,617,977	$1,590,315,074
Cash (includes restricted cash of $2,970,000) (note 4)		3,243,536
Investment securities sold		4,678,171
Total return swap agreements terminated		3,065,621
Dividends receivable		1,707,767
Prepaid expenses and other assets		1,417,221
Total Assets		1,604,427,390

Liabilities
Investment securities purchased		15,770,115
Obligations to return collateral (note 4)		2,970,000
Due to officers and directors (note 8)		2,703,979
Accrued expenses and other liabilities		2,094,055
Total Liabilities		23,538,149
Net Assets		$1,580,889,241

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 106,205,633 shares (includes 56,375 deferred stock units) (note 7)		$106,206
Additional capital surplus		1,190,438,265
Total distributable earnings (loss)		390,344,770
Net Assets Applicable to Common Stock		$1,580,889,241
Net Asset Value Per Share of Common Stock		$14.89

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2018
Investment Income
Income:
Dividends (includes $984,048 from affiliates and net of $21,582 in foreign taxes)	$30,503,863
Other income	199,522
Total Income	30,703,385
Expenses:
Investment research compensation and benefits	4,490,396
Administration and operations compensation and benefits	2,639,277
Occupancy and other office expenses	748,881
Investment data services	525,951
Directors' compensation	505,667
Shareholder reports and communications	329,760
Transfer agent, custody, and listing fees	303,968
Accounting, recordkeeping, and other professional fees	246,622
Insurance	130,979
Audit and tax services	114,287
Legal services	26,595
Total Expenses	10,062,383
Net Investment Income	20,641,002

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	177,203,711
Net realized gain (loss) on total return swap agreements	4,109,515
Net realized gain distributed by non-controlled affiliate	809,106
Change in unrealized appreciation on investments (includes $(10,459,928) from affiliates)	(264,433,237)
Change in unrealized appreciation on total return swap agreements	—
Net Gain (Loss)	(82,310,905)
Change in Net Assets from Operations	$(61,669,903)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2018	2017
From Operations:
Net investment income	$20,641,002	$21,735,664
Net realized gain (loss)	182,122,332	113,630,703
Change in unrealized appreciation	(264,433,237)	238,168,031
Change in Net Assets from Operations	(61,669,903)	373,534,398

Distributions to Shareholders from:
Total distributable earnings	(201,625,291)	—
Net investment income	—	(21,758,323)
Net realized gain	—	(114,330,503)
Change in Net Assets from Distributions	(201,625,291)	(136,088,826)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	74,393,795	49,154,304
Cost of shares purchased (note 5)	(15,775,036)	(14,430,657)
Deferred compensation (notes 5, 7)	(206,214)	104,944
Change in Net Assets from Capital Share Transactions	58,412,545	34,828,591
Total Change in Net Assets	(204,882,649)	272,274,163

Net Assets:
Beginning of year	1,785,771,890	1,513,497,727
End of year *	$1,580,889,241	$1,785,771,890

*
Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of  $899,728.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 7.4% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During the year ended December 31, 2018, the Fund received dividends, long-term capital gain distributions, and return of capital distributions of $984,048, $809,106 and $765,371, respectively, from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of $(10,758,928). Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA provides advisory services to an external party and earns advisory fee revenue based on assets under management. AFA’s profit can fluctuate due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund’s valuation of its investment in AFA. At December 31, 2018, AFA had assets under management of $61.7 million, entirely attributed to one client. Failure to maintain this existing relationship or to develop new relationships could impact AFA’s ability to generate revenue. To the extent that AFA’s operating costs exceed its revenue earned, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA’s revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored to ensure that it does not exceed an amount that would jeopardize the Fund’s status as a regulated investment company. During the year ended December 31, 2018, the Fund recognized a change in unrealized appreciation on its investment in AFA of $299,000.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are

Notes To Financial Statements (continued)

allocated in accordance with the Fund’s expense sharing policy. The Fund's policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average percentage of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly, except for those related to payroll, which are updated annually.
For the year ended December 31, 2018, expenses of $945,510 and $229,291 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at December 31, 2018.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Committee uses market-based valuation multiples, including price-to-earnings, EV/EBITDA, and price-to-book value to estimate fair value. Significant increases (decreases) in any of these inputs in isolation would have resulted in a significantly higher (lower) fair value measurement. The Committee also considers discounts for illiquid investments, such as AFA. Significant increases (decreases) in this input would have resulted in a significantly lower (higher) fair value measurement. Fair value

Notes To Financial Statements (continued)

determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At December 31, 2018, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,563,130,097	$—	$—	$1,563,130,097
Other investments	—	—	567,000	567,000
Short-term investments	26,617,977	—	—	26,617,977
Total investments	$1,589,748,074	$—	$567,000	$1,590,315,074
The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2017				$268,000
Purchases				—
Change in unrealized appreciation on investments				299,000
Balance at December 31, 2018				$567,000

2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2018, the identified cost of securities for federal income tax purposes was $1,201,686,999 and net unrealized appreciation aggregated $388,628,075, consisting of gross unrealized appreciation of $466,180,196 and gross unrealized depreciation of $77,552,121.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, and investment in AFA. Differences that are permanent, while not material for the year ended December 31, 2018, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2018 and December 31, 2017 were classified as ordinary income of $21,255,855 and $27,655,564, respectively, and as long-term capital gain of $180,325,538 and $108,356,146, respectively. The tax basis of distributable earnings at December 31, 2018 was $1,841,671 of undistributed ordinary income and $1,447,040 of undistributed long-term capital gain.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2018 were $1,044,541,692 and $1,161,177,145, respectively.
4. DERIVATIVES
During the year ended December 31, 2018, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.

Notes To Financial Statements (continued)

Total Return Swap Agreements —  Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple agreements upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. The fair value of each open total return swap agreement is presented on the Schedule of Investments. At December 31, 2018, there were no outstanding total return swap agreements. During the year ended December 31, 2018, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity, were $42,187,963 and $(42,001,755), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2018, there were no securities pledged as collateral and cash collateral of  $2,970,000 was held by the Fund, classified as restricted cash in the Statement of Assets and Liabilities.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
On December 26, 2018, the Fund issued 5,493,076 shares of its Common Stock at a price of $13.52 per share (the average market price on December 12, 2018) to shareholders of record November 26, 2018, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2018, the Fund issued 9,189 shares of Common Stock at a weighted average price of $13.86 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 22, 2017, the Fund issued 3,311,063 shares of its Common Stock at a price of $14.83 per share (the average market price on December 8, 2017) to shareholders of record November 22, 2017, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2017, the Fund issued 3,467 shares of Common Stock at a weighted average price of $14.78 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

Notes To Financial Statements (continued)

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Transactions in Common Stock for 2018 and 2017 were as follows:
	Shares		Amount
	2018	2017	2018	2017
Shares issued in payment of distributions	5,502,265	3,314,530	$74,393,795	$49,154,304
Shares purchased (at a weighted average discount from net asset value of 14.2% and 15.0%, respectively)	(1,018,156)	(1,004,274)	(15,775,036)	(14,430,657)
Net activity under the 2005 Equity Incentive Compensation Plan	(14,133)	(11,423)	(206,214)	104,944
Net change	4,469,976	2,298,833	$58,412,545	$34,828,591

6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2018, the Fund recorded matching contributions of  $320,166 and a liability, representing the 2018 discretionary contribution, of $243,766.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2018.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the year ended December 31, 2018 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2017	94,601	$12.80
Reinvested dividend equivalents	9,189	13.86
Vested & issued	(47,415)	13.41
Balance at December 31, 2018	56,375	$12.46

Compensation cost is based on the fair market value of the award on grant date and recognized on a straight-line basis over the vesting period. Any compensation cost recognized related to an award that is subsequently forfeited due to unmet service conditions is reversed. Total compensation cost related to equity-based compensation for the year ended December 31, 2018 was $11,795. At December 31, 2018, the Fund had unrecognized compensation cost of $0 related to nonvested awards. The total fair value of awards vested and issued during the year ended December 31, 2018 was $714,636.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2018 to officers and directors amounted to $6,001,476, of which $670,973 was paid to independent directors. These amounts represent the taxable income to the Fund’s officers and directors and, therefore, may differ from the amounts

Notes To Financial Statements (continued)

reported in the Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2018, $2,703,979 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2018, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. OPERATING LEASE COMMITMENTS
The Fund and its affiliates lease office space and equipment under operating lease agreements expiring at various dates through the year 2026. The Fund recognized rental expense of $309,020 in 2018, and its estimated portion of the minimum rental commitments are as follows:
2019	$340,286
2020	371,292
2021	375,231
2022	374,370
2023	383,063
Thereafter	897,644
Total	$2,741,886

In February 2016, the Financial Accounting Standards Board updated the guidance on accounting for leases. The updated guidance requires lessees to recognize assets and liabilities that arise from operating lease transactions. Fund management has evaluated the guidance and concluded that there is no impact to the Fund.

Financial Highlights

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$17.55	$15.22	$15.04	$15.87	$15.09
Net investment income	0.20	0.22	0.19	0.13	0.20
Net realized gain (loss) and change in unrealized appreciation	(0.87)	3.55	1.03	—	1.83
Change in accumulated other comprehensive income	—	—	—	0.02	(0.01)
Total from operations	(0.67)	3.77	1.22	0.15	2.02
Less distributions from:
Net investment income	(0.21)	(0.22)	(0.18)	(0.14)	(0.20)
Net realized gain	(1.79)	(1.16)	(0.81)	(0.79)	(0.98)
Total distributions	(2.00)	(1.38)	(0.99)	(0.93)	(1.18)
Capital share repurchases (note 5)	0.03	0.03	0.02	0.02	0.02
Reinvestment of distributions	(0.02)	(0.09)	(0.07)	(0.07)	(0.08)
Total capital share transactions	0.01	(0.06)	(0.05)	(0.05)	(0.06)
Net asset value, end of year	$14.89	$17.55	$15.22	$15.04	$15.87
Market price, end of year	$12.62	$15.03	$12.71	$12.83	$13.68

Total Investment Return *
Based on market price	-3.6%	29.4%	6.9%	0.7%	13.7%
Based on net asset value	-2.6%	26.2%	9.2%	1.8%	14.3%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$1,581	$1,786	$1,513	$1,472	$1,528
Ratio of expenses to average net assets	0.56%	0.56%	0.64%	0.96%**	0.58%
Ratio of net investment income to average net assets	1.14%	1.30%	1.29%	0.79%**	1.29%
Portfolio turnover	58.4%	39.2%	32.0%	22.0%	26.6%
Number of shares outstanding at end of year (in 000’s)	106,206	101,736	99,437	97,914	96,287
*
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

**
Ratio of expenses to average net assets was 0.67% after adjusting for non-recurring pension-related settlement charges. The adjusted ratio of net investment income to average net assets was 1.08%.

Schedule of Investments

December 31, 2018
	Shares	Value (a)
Common Stocks — 98.9%
Communication Services — 8.1%
Alphabet Inc. Class A (b)	27,400	$28,631,904
Alphabet Inc. Class C (b)	24,297	25,162,216
AT&T Inc.	689,182	19,669,255
Comcast Corporation Class A	286,000	9,738,300
Facebook, Inc. Class A (b)	145,700	19,099,813
Netflix, Inc. (b)	66,700	17,852,922
Walt Disney Company	68,800	7,543,920
		127,698,330
Consumer Discretionary — 10.8%
Advance Auto Parts, Inc.	109,300	17,210,378
Amazon.com, Inc. (b)	42,800	64,284,316
Chipotle Mexican Grill, Inc. (b)	25,600	11,053,824
Dollar General Corporation	181,037	19,566,479
Home Depot, Inc.	25,800	4,432,956
Lowe's Companies, Inc.	203,100	18,758,316
NIKE, Inc. Class B	283,400	21,011,276
Tractor Supply Company	168,100	14,026,264
		170,343,809
Consumer Staples — 6.7%
Altria Group, Inc.	218,100	10,771,959
Coca-Cola Company	161,800	7,661,230
Constellation Brands, Inc. Class A	35,400	5,693,028
Costco Wholesale Corporation	70,300	14,320,813
Mondelez International, Inc. Class A	420,300	16,824,609
PepsiCo, Inc.	134,400	14,848,512
Philip Morris International Inc.	51,900	3,464,844
Procter & Gamble Company	115,350	10,602,972
Walmart Inc.	238,700	22,234,905
		106,422,872
Energy — 5.2%
Adams Natural Resources Fund, Inc. (c)	2,186,774	31,861,297
Diamondback Energy, Inc.	91,700	8,500,590
EOG Resources, Inc.	106,400	9,279,144
Exxon Mobil Corporation	168,400	11,483,196
Marathon Petroleum Corporation	198,525	11,714,960
Occidental Petroleum Corporation	160,500	9,851,490
		82,690,677

Schedule of Investments (continued)

December 31, 2018
	Shares	Value (a)
Financials — 12.9%
Aflac Incorporated	316,300	$14,410,628
Bank of America Corp.	1,325,500	32,660,320
Berkshire Hathaway Inc. Class B (b)	193,700	39,549,666
Intercontinental Exchange, Inc.	307,700	23,179,041
JPMorgan Chase & Co.	339,800	33,171,276
Raymond James Financial, Inc.	237,400	17,664,934
SunTrust Banks, Inc.	143,100	7,217,964
Travelers Companies, Inc.	107,800	12,909,050
U.S. Bancorp	447,000	20,427,900
Wells Fargo & Company	55,300	2,548,224
		203,739,003
Health Care — 15.8%
Abbott Laboratories	421,700	30,501,561
Alexion Pharmaceuticals, Inc. (b)	107,200	10,436,992
Biogen Inc. (b)	48,900	14,714,988
Centene Corporation (b)	65,900	7,598,270
Cigna Corporation	51,600	9,799,872
Edwards Lifesciences Corporation (b)	103,700	15,883,729
Johnson & Johnson	137,800	17,783,090
Medtronic plc	222,700	20,256,792
Merck & Co., Inc.	441,300	33,719,733
Pfizer Inc.	551,040	24,052,896
Thermo Fisher Scientific Inc.	130,400	29,182,216
UnitedHealth Group Incorporated	145,500	36,246,960
		250,177,099
Industrials — 9.2%
Alaska Air Group, Inc.	140,300	8,537,255
Boeing Company	96,000	30,960,000
Cintas Corporation	31,500	5,291,685
Delta Air Lines, Inc.	216,200	10,788,380
Emerson Electric Co.	257,800	15,403,550
General Electric Company	246,500	1,866,005
Honeywell International Inc.	181,100	23,926,932
Southwest Airlines Co.	139,000	6,460,720
Union Pacific Corporation	175,700	24,287,011
United Technologies Corporation	168,300	17,920,584
		145,442,122

Schedule of Investments (continued)

December 31, 2018
	Shares	Value (a)
Information Technology — 21.4%
Accenture plc Class A	147,000	$20,728,470
Adobe Systems Incorporated (b)	110,100	24,909,024
Apple Inc.	292,300	46,107,402
Broadridge Financial Solutions, Inc.	119,700	11,521,125
Cisco Systems, Inc.	607,200	26,309,976
Mastercard Incorporated Class A	139,100	26,241,215
Microsoft Corporation	789,900	80,230,143
NVIDIA Corporation	60,700	8,103,450
Oracle Corporation	122,200	5,517,330
Palo Alto Networks, Inc. (b)	71,400	13,448,190
salesforce.com, inc. (b)	139,800	19,148,406
VanEck Vectors Semiconductor ETF	181,100	15,806,408
Visa Inc. Class A	301,400	39,766,716
		337,837,855
Materials — 2.1%
Air Products and Chemicals, Inc.	58,100	9,298,905
Ball Corporation	103,000	4,735,940
DowDuPont Inc.	206,600	11,048,968
Sherwin-Williams Company	20,300	7,987,238
		33,071,051
Real Estate — 3.5%
American Tower Corporation	85,900	13,588,521
Prologis, Inc.	218,000	12,800,960
Public Storage	66,700	13,500,747
Simon Property Group, Inc.	86,600	14,547,934
		54,438,162
Utilities — 3.2%
Exelon Corporation	299,300	13,498,430
NextEra Energy, Inc.	99,000	17,208,180
Public Service Enterprise Group Incorporated	173,900	9,051,495
WEC Energy Group Inc.	166,200	11,511,012
		51,269,117
Total Common Stocks
(Cost $1,174,562,524)		1,563,130,097

Schedule of Investments (continued)

December 31, 2018
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers (b)(d)
(Cost $150,000)		$567,000
Short-Term Investments — 1.7%
Money Market Funds — 1.7%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.47% (e)	19,994,002	20,000,000
Northern Institutional Treasury Portfolio, 2.34% (e)	6,617,977	6,617,977
Total Short-Term Investments
(Cost $26,617,977)		26,617,977
Total — 100.6%
(Cost $1,201,330,501)		1,590,315,074
Other Assets Less Liabilities — (0.6)%		(9,425,833)
Net Assets — 100.0%		$1,580,889,241

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Diversified Equity Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Diversified Equity Fund, Inc. (the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, MD
February 15, 2019
We have served as the Fund's auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2018
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at December 31, 2018
Abbott Laboratories	$7,535,095		$30,501,561
Air Products and Chemicals, Inc.	9,717,487		9,298,905
Alaska Air Group, Inc.	9,554,683		8,537,255
Altria Group, Inc.	13,436,007		10,771,959
AT&T Inc.	9,212,676		19,669,255
Ball Corporation	7,885,966	$3,615,531	4,735,940
Broadridge Financial Solutions, Inc.	13,563,843	830,842	11,521,125
Centene Corporation	9,051,286		7,598,270
Chipotle Mexican Grill, Inc.	5,011,716		11,053,824
Cigna Corporation	10,975,640		9,799,872
Cisco Systems, Inc.	11,405,793	823,831	26,309,976
Diamondback Energy, Inc.	11,670,631		8,500,590
EOG Resources, Inc.	12,695,010		9,279,144
FedEx Corporation	3,723,411	23,368,013	—
Health Care Select Sector SPDR Fund	17,281,942	18,756,861	—
Johnson & Johnson	19,385,056		17,783,090
Lowe's Companies, Inc.	5,788,929	4,548,290	18,758,316
Marathon Petroleum Corporation	7,225,793	1,346,410	11,714,960
Medtronic plc	25,029,723	2,791,506	20,256,792
Merck & Co., Inc.	6,771,845	2,995,870	33,719,733
Mondelez International, Inc. Class A	19,771,497	1,774,071	16,824,609
Netflix, Inc.	18,419,896		17,852,922
NIKE, Inc. Class B	20,517,194		21,011,276
NVIDIA Corporation	22,480,192	4,022,712	8,103,450
Palo Alto Networks, Inc.	13,583,521	835,427	13,448,190
Raymond James Financial, Inc.	22,039,560	853,160	17,664,934
Sherwin-Williams Company	8,223,044		7,987,238
Southwest Airlines Co.	9,561,320	826,481	6,460,720
SPDR S&P 500 ETF Trust	17,158,450	16,867,483	—
Travelers Companies, Inc.	13,345,769		12,909,050
U.S. Bancorp	23,920,453		20,427,900
United Technologies Corporation	21,199,438		17,920,584
VanEck Vectors Semiconductor ETF	27,740,133	12,102,675	15,806,408
AbbVie, Inc.		24,326,157	—
Advance Auto Parts, Inc.		9,455,600	17,210,378
Apple Inc.		9,902,691	46,107,402
Becton, Dickinson and Company		23,372,443	—
Berkshire Hathaway Inc. Class B		6,132,021	39,549,666
BlackRock, Inc.		16,576,799	—
Broadcom Inc.		19,269,148	—
Caterpillar Inc.		17,744,861	—
Cintas Corporation		10,857,456	5,291,685
Constellation Brands, Inc. Class A		4,772,889	5,693,028
CVS Health Corporation		11,635,813	—
Edwards Lifesciences Corporation		7,434,927	15,883,729
Exxon Mobil Corporation		11,860,232	11,483,196
Facebook, Inc. Class A		19,225,080	19,099,813
Freeport-McMoRan, Inc.		5,935,233	—

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended December 31, 2018
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at December 31, 2018
Goldman Sachs Group, Inc.		$11,644,742	$—
Halliburton Company		14,324,531	—
Home Depot, Inc.		31,474,770	4,432,956
Intercontinental Exchange, Inc.		5,568,671	23,179,041
Laboratory Corporation of America Holdings		18,316,554	—
Lam Research Corporation		6,820,307	—
Lazard Ltd Class A		9,405,312	—
LyondellBasell Industries N.V.		8,130,551	—
Magna International Inc.		9,756,418	—
Microsoft Corporation		4,989,593	80,230,143
Monster Beverage Corporation		8,188,008	—
Philip Morris International Inc.		19,658,498	3,464,844
Pioneer Natural Resources Company		9,915,224	—
salesforce.com, inc.		5,367,983	19,148,406
SBA Communications Corporation Class A		7,373,483	—
SunTrust Banks, Inc.		14,157,890	7,217,964
Union Pacific Corporation		6,529,704	24,287,011
Verizon Communications Inc.		9,283,285	—
Wells Fargo & Company		16,041,480	2,548,224
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000's) Value of Net Assets	(000's) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2004	$1,295,549	86,135	$15.04	$13.12	$.24	$.66	$—	$.90	7.1%
2005	1,266,729	86,100	14.71	12.55	.22	.64	—	.86	6.7
2006	1,377,418	86,838	15.86	13.87	.23	.67	—	.90	6.8
2007	1,378,480	87,669	15.72	14.12	.32	.71	—	1.03	7.1
2008	840,012	87,406	9.61	8.03	.26	.38	—	.64	5.7
2009	1,045,027	87,415	11.95	10.10	.15	.30	—	.45	5.2
2010	1,124,672	88,885	12.65	10.72	.14	.37	—	.51	5.1
2011	1,050,734	91,074	11.54	9.64	.15	.50	—	.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18	.49	—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

Other Information

Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Privacy Policy
In order to conduct its business, the Fund, through AST, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2018 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Other Information  (continued)

Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature".
INVESTORS CHOICE
INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a distribution reinvestment plan, sponsored and administered by AST. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash
Investments:
Service Fee $2.50 per investment
Brokerage Commission $0.05 per share
Reinvestment of Dividends*:
Service Fee 2% of amount invested
(maximum of  $2.50 per investment)
Brokerage Commission $0.05 per share
Sale of Shares:
Service Fee $10.00
Brokerage Commission $0.05 per share
Deposit of Certificates for safekeeping $7.50
(waived if sold)
Book to Book Transfers Included
To transfer shares to another participant or to a new participant
* The year-end distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this distribution when made in newly issued shares.

Initial minimum investment (non-holders) $250
Minimum optional investment (existing holders) $50
Electronic Funds Transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year NONE
INVESTORS CHOICE Mailing Address:
Attention: Dividend Reinvestment
P.O. Box 922
Wall Street Station
New York, NY 10269-0560
Website: www.astfinancial.com
E-mail: info@astfinancial.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (77) 1983	Professor Emeritus Graduate School of Business, Columbia University	Two	Mirae Asset Discovery Funds (3 open-end funds) ETF Securities USA, LLC Credit Suisse Next Investors, LLC
Kenneth J. Dale (62) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (66) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (72) 2005	President & CEO GF Energy, LLC (electric power consultants)	Two
Lauriann C. Kloppenburg (58) 2017	Retired Chief Strategy Officer and Chief Investment Officer - Equity Group Loomis, Sayles & Co., LP (investment management)	Two
Kathleen T. McGahran, Ph.D., J.D., CPA (68) 2003 Chair of the Board	President & CEO Pelham Associates, Inc. (executive education provider) Adjunct Professor Tuck School of Business, Dartmouth College	Two	Scor Global Life Reinsurance Scor Reinsurance of New York
Craig R. Smith, M.D. (72) 2005	Retired President Williston Consulting LLC (pharmaceutical and biotechnology consulting) Chief Operating Officer Algenol LLC (ethanol manufacturing) (until 2014)	Two
Interested Director
Mark E. Stoeckle (62) 2013	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President (since 2015) Adams Diversified Equity Fund, Inc.	Two
All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (62) 2013	Chief Executive Officer of the Fund and Adams Natural Resources Fund, Inc. and President of the Fund since 2015
James P. Haynie, CFA (56) 2013	Executive Vice President of the Fund and President of Adams Natural Resources Fund, Inc. since 2015; President of the Fund and Executive Vice President of Adams Natural Resources Fund, Inc. (prior to 2015)
D. Cotton Swindell, CFA (55) 2002	Executive Vice President since 2015; Vice President – Research (prior to 2015)
Brian S. Hook, CFA, CPA (49) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Natural Resources Fund, Inc.
Janis F. Kerns (55) 2018	General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Natural Resources Fund, Inc. since 2018; Of Counsel, Nelson, Mullins, Riley & Scarborough, LLP (prior to 2018)
Xuying Chang, CFA (42) 2014	Vice President – Research since 2018; Senior Research Analyst (prior to 2018)
Steven R. Crain, CFA (47) 2012	Vice President – Research since 2014
Michael E. Rega, CFA (59) 2014	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc. since 2014; Senior Equity Analyst and Portfolio Manager, BNP Paribas Investment Partners (2014)
David R. Schiminger, CFA (47) 2002	Vice President – Research
Jeffrey R. Schollaert, CFA (43) 2015	Vice President – Research since 2017; Senior Research Analyst (2015-2017); Senior Equity Analyst and Portfolio Manager, Wilmington Trust (prior to 2015)
Christine M. Sloan, CPA (46) 1999	Assistant Treasurer and Director of Human Resources of the Fund and Adams Natural Resources Fund, Inc. since 2018; Assistant Treasurer of the Fund and Adams Natural Resources Fund, Inc. (prior to 2018)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Counsel	Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (877) 260-8188 Website: www.astfinancial.com E-mail: info@astfinancial.com

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Trusted by investors for generations®

ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Enrique R. Arzac and Frederic A. Escherich, who are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2018 and the audit of the registrant’s annual financial statements and review of the registrant’s semi-annual financial statements for 2017 were $96,968 and $93,911, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2018 and 2017.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2018 and 2017 were $11,500 and $18,495, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2018 related to the implementation of a new accounting standard were $1,500. There were no other fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2017.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

(2)	All services performed in 2018 and 2017 were pre-approved by the audit committee.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2018 and 2017 were $13,000 and $18,495, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Frederic A. Escherich, Enrique R. Arzac, Roger W. Gale, and Lauriann C. Kloppenburg.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer and President, James P. Haynie, Executive Vice President, and D. Cotton Swindell, Executive Vice President, comprise the three-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as President until January 21, 2015. D. Cotton Swindell has served as Executive Vice President and on the portfolio management team since January 21, 2015; prior thereto, Mr. Swindell served as Vice President - Research. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle, Haynie and Swindell receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2018, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlled affiliate, Adams Natural Resources Fund, Inc. ("PEO"), an internally managed registered investment company with total net assets of $522,997,331, and one other pooled investment vehicle with total net assets of $61,721,463 with no performance-based advisory fee. Mr. Stoeckle is Chief Executive Officer of PEO and Mr. Haynie is President. PEO is a non-diversified fund specializing in the energy and natural resources sectors and the registrant and the pooled investment vehicle are diversified products each with a different capitalization focus. There are few material conflicts of interest that may arise in connection with the portfolio management of these entities. The funds and the pooled investment vehicle do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses between the funds and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, among these entities.

(3) As of December 31, 2018, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and PEO, with 70% weighting, and individual performance, with a 30% weighting. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's total return on net asset value ("NAV") over each of these periods is used to determine performance relative to a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Funds Average universe. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio managers receive from PEO is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the Dow Jones U.S. Basic Materials Index through September 30, 2018. To better align with PEO’s investment strategy, beginning October 1, 2018, incentive compensation is based on a comparison with an 80/20 blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector.

(4) Using a valuation date of December 31, 2018, Mr. Haynie beneficially owned equity securities in the registrant valued over $1,000,000. Mr. Stoeckle beneficially owned equity securities in the registrant valued between $500,000 and $1,000,000, and Mr. Swindell beneficially owned equity securities in the registrant valued between $100,001 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs

January 2018	0	—	0	1,612,522
February 2018	27,500	$15.51	27,500	1,585,022
March 2018	67,694	$14.83	67,694	1,517,328
April 2018	0	—	0	1,517,328
May 2018	267,343	$15.25	267,343	1,249,985
June 2018	256,478	$15.60	256,478	993,507
July 2018	53,041	$15.74	53,041	940,466
August 2018	100,000	$16.26	100,000	840,466
September 2018	83,500	$16.58	83,500	756,966
October 2018	77,600	$16.32	77,600	679,366
November 2018	28,000	$15.73	28,000	651,366
December 2018	57,000	$12.57	57,000	5,908,932

Total	1,018,156	$15.49	1,018,156

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 4,667,000 shares, of which 651,366 shares remained on November 30, 2018. In December 2018, 5,314,566 additional shares were approved.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:

(1)	Gross income from securities lending activities was $109,679.

(2)	Rebates paid to borrowers were $19,568, fees deducted from a pooled cash collateral reinvestment product were $512, and revenue generated by the securities lending program paid to the securities lending agent was $26,875.

(3)	The aggregate fees related to securities lending activities were $46,955.

(4)	Net income from securities lending activities was $62,724.

(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.

(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to purchase securities: not applicable.

(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 27, 2019

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	February 27, 2019